EXHIBIT 99.2

Flex Announces Intention to Spin Off its Cloud and Power Infrastructure Segment into a
New Independent Publicly Traded Company

Spin-off will create two companies with distinct growth strategies that are poised to drive significant customer and shareholder value

News summary

•The new company (“SpinCo”) will be a high-growth critical digital and electrical infrastructure company, delivering end-to-end power and thermal management technologies and integrated infrastructure systems for AI data centers and mission-critical applications.
•Flex will continue as a leading advanced manufacturing company, designing and building highly complex products and services at global scale for premier brands across diversified end markets, with a disciplined focus on portfolio optimization, durable cash flow, and shareholder returns.
•Revathi Advaithi will become CEO of SpinCo. She will also serve as Chairman of the Board of Directors of Flex for a transitional period upon the completion of the spin-off.
•Michael Hartung will be named CEO of Flex.
•Transaction intended to be tax-free to shareholders and targeted to close in the first quarter of calendar 2027.

AUSTIN, Texas – May 5, 2026 – Flex (NASDAQ: FLEX) today announced that its Board of Directors has unanimously approved moving forward with a plan to spin off its Power and Cloud portfolio from Flex, creating two independent, publicly traded companies, each optimally positioned to serve their customers and create value for their shareholders.

“Today’s announcement is the next step in a deliberate transformation that has reshaped Flex into a technology-focused industrial company over the past seven years,” said Revathi Advaithi, Chief Executive Officer of Flex. “By creating two focused, independent companies, we are giving SpinCo the platform to build and scale the products and digital infrastructure that the world’s most demanding AI workloads depend on, and Flex the focus to deliver advanced manufacturing solutions at global scale for diversified industries. We believe each company will have the strategic clarity and dedicated leadership to drive exceptional outcomes for its respective customers and shareholders. I’m excited to be part of the journey for both companies.”

Benefits of the spin-off

As separate companies, SpinCo and Flex are expected to benefit from:

•Sharpened strategic focus and execution
•Distinct financial profiles and capital allocation policies
•Improved transparency around performance and expectations
•Unique investment approaches to fund long-term profitable growth

Two leading companies with distinct growth strategies

SpinCo: A global leader in critical digital infrastructure, delivering end-to-end power and thermal management technologies for AI data centers and mission-critical applications

SpinCo enables the scalable and reliable deployment of high-density digital and electrical infrastructure for diverse end markets like AI data centers and utilities. By integrating power, cooling, and compute at the system level, SpinCo delivers coordinated, system-level solutions designed to replace fragmented, multi-vendor approaches—enabling customers to achieve faster time-to-capacity, improved infrastructure reliability, and scalable performance as power densities and thermal complexity continue to increase.

SpinCo is well positioned to benefit from long-duration secular trends, including electrification, rising power intensity, and increasing infrastructure complexity. These dynamics are driving a sustained, multi-year buildout of digital infrastructure, particularly as artificial intelligence adoption accelerates. With a differentiated technology portfolio spanning power distribution, thermal management, and integrated infrastructure systems, from grid to chip, deep customer relationships, and a globally integrated engineering, manufacturing, and service model spanning 22 engineering and manufacturing centers, SpinCo is positioned to grow share and pursue targeted acquisitions to expand its capabilities.

As an independent company with experienced leadership and dedicated capital allocation, SpinCo will have the operational focus and strategic flexibility to execute on its growth opportunities. Flex is targeting SpinCo to generate approximately 65% - 75% revenue growth in fiscal 2027, with an acceleration to 80%+ in fiscal 2028.

Flex: A future-ready manufacturing partner designed for speed, scale, and resilience

Following the spin-off, Flex will continue to operate as a leading global manufacturing partner organized into two segments—Integrated Technology Solutions and Regulated Manufacturing Solutions—delivering design, vertically integrated manufacturing, and supply chain solutions enabled by automation, digital factories, and advanced processes. The company will serve the healthcare, industrial, automotive, communications, and lifestyle end markets. As customers face increasing product complexity, tighter development timelines, and growing regionalization requirements, Flex will help accelerate time to market and enable global scale through its end-to-end capabilities. With more than 75 manufacturing and logistics sites across 30 countries, Flex provides customers with sourcing flexibility and operational resilience amid ongoing supply chain and geopolitical disruptions. Following the spin-off, the company is expected to continue to be well-positioned to benefit from long-term secular growth trends, including the expansion of connected medical devices, drug delivery systems, energy infrastructure, robotics, satellite communications, and advanced networking. With a simplified portfolio and sharper strategic focus, we believe Flex is positioned to expand margins and actively optimize its portfolio toward higher-growth opportunities—driving strong cash flow and shareholder returns over the next few years.

Flex, excluding SpinCo, is expected to be strongly positioned for low-to-mid-single-digit growth, continued margin expansion, cash generation, and a robust capital return framework.

“After more than 20 years with the company, I’m honored to help lead Flex into its next chapter,” said Michael Hartung. “We’re well positioned to build on our longstanding foundation of global scale, operational excellence, and deep customer partnerships across regulated and technology-driven industries. By remaining focused on our strategic priorities and executing our proven playbook, we will continue to be the global manufacturer behind the products and systems that keep the world running, while delivering meaningful, long-term value for our customers and shareholders.”

Additional details of the transaction will be posted on the company’s website.

Citi, PJT Partners and BofA Securities are serving as financial advisors to Flex in connection with the spin-off.

Media, Investors, & Analysts
Michelle Simmons
Senior Vice President, Global Investor Relations and Public Relations
(669) 242-6332
michelle.simmons@flex.com

Media
press@flex.com

Dan Moore / Ed Hammond / Clayton Erwin
Flex-CS@collectedstrategies.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "will," and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the planned spin-off of our cloud and power infrastructure business into an independent, publicly traded company; the expected timing of the spin-off and the ability to complete the spin-off; the anticipated benefits of the spin-off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the spin-off for U.S. federal income tax purposes; the expected future performance of each company following completion of the spin-off; management changes and leadership of each company; and statements about business strategies, growth opportunities, market position, and financial outlook for each company. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the proposed spin-off include, but are not limited to: uncertainties as to whether the spin-off will be completed and the timing thereof; the possibility that various conditions to the completion of the spin-off may not be satisfied or waived; the possibility that the spin-off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the spin-off may be more difficult, time-consuming, or costly than expected, including the impact on Flex's resources, systems, procedures, and controls; the possibility that the strategic, operational, and financial benefits of the spin-off may not be achieved or may take longer to achieve than expected; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the spin-off; disruption from the spin-off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management's attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the spin-off; uncertainty regarding the financial performance of either company following the spin-off; negative effects of the announcement or pendency of the spin-off on the market price of Flex's securities and/or on Flex's financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the spin-off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under "Risk Factors" and “Management's Discussion and

Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.